UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CELGENE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

**** IMPORTANT REMINDER ****

Dear Fellow Stockholder:

By now, you should have received your proxy material for the 2016 Celgene Corporation Annual Meeting scheduled to be held on June 15, 2016. Our records indicate you have not yet voted your shares at the time of the mailing of this reminder letter.

Your vote is extremely important. PLEASE CAST YOUR VOTE TODAY AND PLAY A PART IN THE FUTURE OF CELGENE CORPORATION. The fastest and easiest way to vote is by telephone or over the Internet. Instructions on how to vote your shares by telephone or over the Internet are enclosed with this letter. Alternatively, you may sign and return the enclosed voting form in the envelope provided.

Your Board recommends that you vote FOR the election of the nominees for directors, FOR the ratification of our independent public accountants, FOR the amendment to our 2008 Stock Incentive Plan, FOR the approval of an advisory (non-binding) proposal on the compensation of our Named Executive Officers, FOR the approval to ratify an amendment to the Company’s By-laws, and AGAINST both stockholder proposals described in more detail in the proxy statement.

YOUR VOTE IS IMPORTANT

WE URGE YOU TO EXERCISE YOUR RIGHT TO VOTE TODAY.

If you sign and return the enclosed voting form without indicating a different choice, your shares will be voted as recommended by the Board of Directors.

If you have any questions or if you need assistance voting, please call Morrow & Co., LLC, our proxy solicitor, at 1-877-797-6040.

Thank you for your investment in Celgene Corporation, and for taking the time to vote your shares.

Sincerely,

Robert J. Hugin	Mark J. Alles
Executive Chairman of the Board of Directors	Chief Executive Officer

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 15, 2016.

CELGENE CORPORATION	Meeting Information Meeting Type: Annual Meeting For holders as of: April 18, 2016 Date: June 15, 2016 Time: 1:00 P.M. EDT Location: Celgene Corporation 86 Morris Avenue Summit, NJ 07901

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

 E12027-P71948

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Annual Report to Stockholders, including Annual Report on Form 10-K, Notice of Annual Meeting of Stockholders and Proxy Statement.

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:     www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*:         sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before June 1, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.

Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E12028-P71948

Voting Items	For All	Withhold All	For All Except

The Board of Directors recommends you vote FOR
the following:	☐	☐	☐

1.	Election of Directors

	01) Robert J. Hugin	07) Jacqualyn A. Fouse, Ph.D.
	02) Mark J. Alles	08) Michael A. Friedman, M.D.
	03) Richard W. Barker, D. Phil.	09) Julia A. Haller, M.D.
	04) Michael W. Bonney	10) Gilla S. Kaplan, Ph.D.
	05) Michael D. Casey	11) James J. Loughlin
	06) Carrie S. Cox	12) Ernest Mario, Ph.D.

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2.	Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

3.	Approval of an amendment to the Company's 2008 Stock Incentive Plan.	☐	☐	☐

4.	Approval, by non-binding vote, of executive compensation of the Company's named executive officers.	☐	☐	☐

5.	Ratification of an amendment to the Company's by-laws.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ______________________________________

The Board of Directors recommends you vote AGAINST the following proposals:		For	Against	Abstain

6.	Stockholder proposal to request a by-law provision granting stockholders the right to call special meetings, described in more detail in the proxy statement.	☐	☐	☐

7.	Stockholder proposal to request a proxy access by-law provision, described in more detail in the proxy statement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E12029-P71948

Non-Voting Items
PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐
Voting Instructions

/ /
Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)

E12030-P71948

YOU CAN HELP THE ENVIRONMENT BY CHOOSING HOW OU VOTE! Voting by telephone or through the Internet is fast, easy and secure. ENROLL IN ELECTRONIC DELIVERY You can help reduce the environmental impact of producing hard copy proxy materials by signing up for electronic delivery. Visit www.proxyvote.com, VOTE, and then follow the simple instructions to enroll for electronic delivery. VOTE ONLINE 1. Go to www.proxyvote.com. 2. Enter the information that is printed in the box marked by the arrow on the voting form. 3. Vote! VOTE BY TELEPHONE 1. Call the toll-free number found on the enclosed voting form and follow the easy instructions. 2. You will need the information that is printed in the box marked by the arrow. Note: If you vote online or by telephone, you DO NOT need to mail in the enclosed voting form. VOTE BY TELEPHONE YOUR VOTE IS IMPORTANT! Printed on recycled paper © 2016 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

NOTIFICATION TO SHAREHOLDERS: Important information about how to receive your proxy materials You may elect to receive your proxy information electronically. You can help reduce the environmental impact of receiving full package paper proxy materials by enrolling for electronic delivery. If you would like to receive your proxy materials via e-mail, enrollment is easy and secure. Simply go to www.proxyvote.com and enter the information next to the arrow on the voting form. X X X X X X X X X X X X X X X X T/I 02/16 Printed on recycled paper Printed on recycled paper © 2016 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.